EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1995, included in Guardsman Products, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Grand Rapids, Michigan,
  August 8, 1995
































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